Janus Investment Fund
Janus Long/Short Fund

Supplement dated September 3, 2010
to Currently Effective Prospectuses

Effective November 15, 2010, the following changes will be implemented:

The following replaces the investment objective of Janus Long/Short Fund found in the Fund’s “Risk/Return Summary” section of the Prospectus:

Janus Long/Short Fund seeks long-term capital appreciation with an emphasis on absolute returns.

The following replaces in its entirety the corresponding information under “Principal Investment Strategies” in the Risk/Return Summary section of the Prospectus:

Principal Investment Strategies
Under normal circumstances, the Fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets, and exchange-traded funds (“ETFs”) that invest primarily in equity securities. The Fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. The Fund will generally buy long securities that the portfolio managers believe will go up in price and will sell short ETFs and other equity securities the portfolio managers believe will go down in price. The Fund may, to a lesser degree, also take long and short positions in instruments that provide additional exposure to the equity markets, including options, futures, and other index-based instruments. The Fund’s investments may include holdings across different industries, sectors, and regions.

The allocation between long and short positions is a result of the portfolio managers’ strategic investment process. The Fund does not intend to be market neutral and anticipates that it will generally hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be “net long”). The portfolio managers will manage the Fund’s net exposure between long and short positions and will determine that the Fund’s allocation be modified based on certain factors, including changes in market conditions.

In choosing long positions, the Fund’s portfolio managers look at companies individually to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The Fund’s portfolio managers emphasize long positions in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio managers typically seek attractively valued companies that are improving their free cash flow and returns on invested capital, which also may include special situations companies that are experiencing management changes and/or are currently out of favor.

The Fund’s portfolio managers will generally target short positions in ETFs. The portfolio managers may also look at companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company’s future opportunities. The portfolio managers may deploy unique strategies when shorting ETFs and/or securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio. The Fund may invest in or short any type of ETF.

The Fund intends to also write (sell) covered call options on individual equity securities held long in an effort to generate income and to reduce the overall volatility of the Fund. A call option is “covered” when the Fund either holds the security subject to the option or an option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option. When the Fund writes a covered call option, the Fund makes an obligation to deliver the security at an agreed-upon strike price on or before a predetermined date in the future in return for a premium. Although not part of its primary investment strategy, the Fund may engage in other types of options transactions in order to achieve its investment objective.

In addition to taking short positions in ETFs, the Fund’s portfolio managers may also take short positions in other equity securities. In general, a short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required under the Investment Company Act of 1940, as amended (the “1940 Act”). The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. If the lending broker requires the Fund to deposit collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered “senior securities” (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to 1/3 of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund’s short sales and related margin requirements may reduce the ability of the Fund to borrow money.

The Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

The following paragraphs are added under “Main Investment Risks” in the Risk/Return Summary section of the Prospectus:

Exchange-Traded Fund Risk. The Fund may invest in or short ETFs which are typically open-end investment companies that are traded on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. ETFs typically incur fees, such as investment advisory and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Further, the price movement of an ETF may fluctuate against the underlying index it tracks and may result in a loss. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance.

ETFs in which the Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodities risk. For example, the Fund may invest in emerging markets ETFs, and in turn, the Fund will be subject to foreign exposure risks similar to the Fund’s direct investment in emerging markets securities. Additionally, if the Fund invests in ETFs that are financially leveraged, such investments may be expected to exhibit more volatility in market price and net asset value than an investment in shares of ETFs without a leveraged capital structure, which may ultimately negatively affect the Fund’s returns. Further, investing in ETFs that invest in the commodities market may subject the Fund to greater volatility than investments in traditional securities such as stocks or bonds. Commodities ETFs may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Similarly, short sales of ETF shares are speculative transactions and are subject to the specific risks set forth in the Short Sales Risk section of the Prospectus. In addition, if the Fund sells short shares in ETFs that are financially leveraged, such short sales may be expected to exhibit enhanced volatility in market price as compared to short sales of shares of similar ETFs without a leveraged capital structure, which may negatively affect the Fund’s returns.

Option Writing Strategy Risk. During periods in which the equity markets are generally unchanged or falling, a portfolio such as that held by the Fund which utilizes a covered call option writing strategy may outperform the same portfolio without a covered call option writing strategy because of the additional premiums received from writing covered call options. Similarly, in a modestly rising market, the Fund may also outperform the same portfolio without a covered call option writing strategy. However, in sharply rising markets, the Fund is expected to underperform the same portfolio that does not employ a covered call option writing strategy. This underperformance in a sharply rising market could be significant. The Fund’s covered call option writing strategy may not fully protect it against declines in the value of the equity markets. The successful use of an option writing strategy depends in part on the ability of the portfolio managers to anticipate price fluctuations and the degree of correlation between the options and securities markets. Market volatility may also have a significant impact on the efficient execution and pricing of the option writing strategy. There are significant differences between the securities and options markets, which could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

You should consider this information in deciding whether the Fund is an appropriate investment for you.

Please retain this Supplement with your records.